AMENDMENT TO GRANT AGREEMENT AND REMIMBURSEMENT AGREEMENT

THIS AMENDMENT TO GRANT AGREEMENT AND REMIMBURSEMENT AGREEMENT (the “Amendment”) is made and entered into to be effective as of the 31st day of March, 2021 (the “Effective Date”) by and among Inuvo, Inc., a Nevada corporation (“Inuvo”) and the Arkansas Economic Development Commission (the “Commission”).

    WHEREAS, Inuvo and the Commission entered into a Quick Action Closing Fund Grant Agreement dated as of January 25, 2013 (the “Grant Agreement”) and a Grant Reimbursement Agreement dated as of January 25, 2013 (the “Reimbursement Agreement”), copies of which are attached hereto as Exhibits A and B, respectively; and

    WHEREAS, under the terms of the Grant Agreement and the Reimbursement Agreement, Inuvo is subject to certain covenants requiring it to (i) maintain through March 31, 2023 at least fifty (50) full-time, permanent positions paying at least $90,000 in average annual total compensation; and (ii) reimburse the Commission a portion of the grant received by Inuvo should it fail to maintain the required positions; and

    WHEREAS, for the reporting period ending March 31, 2020 Inuvo failed to maintain the required number of positions under the Grant Agreement and Reimbursement Agreement and is subject to reimbursement obligations in connection therewith; and

    WHEREAS, Inuvo and the Commission desire to amend the Grant Agreement and the Reimbursement Agreement as provided herein; and

    WHEREAS, capitalized terms not otherwise defined in the Agreement shall have the same meanings ascribed thereto in the Grant Agreement and Reimbursement Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties hereby agree as follows:

1.Inuvo hereby affirms all of its obligations under the Grant Agreement and Reimbursement Agreement.

2.The Commission hereby irrevocably and unconditionally waives Inuvo’s reimbursement obligations in respect of its failure to maintain the required number of positions for the reporting period ending March 31, 2020.

3.Inuvo acknowledges that it is obligated under the existing terms of the Grant Agreement and Reimbursement Agreement to maintain fifty (50) positions for the reporting periods ending March 31, 2021 and March 31, 2022. However, upon execution of this Amendment, Inuvo and the Commission agree that the Position Maintenance Requirement for the reporting period ending
March 31, 2021 will be thirty-five (35) positions and for the reporting period ending March 31, 2022 will be forty-three (43) positions. The Position Maintenance Requirement for the reporting period ending March 31, 2023 shall remain unchanged at fifty (50) positions.

4.In consideration of the Commission’s waiver of the reimbursement obligation in accordance with Section 2 hereof, and the Commission’s reduction of the required number of maintained positions in accordance with Section 3 hereof, Inuvo agrees to extend the reporting period and Position Maintenance Period under the Reimbursement Agreement one additional year to
March 31, 2024. During the Position Maintenance Period Ending March 31, 2024, the Position Maintenance Requirement will be fifty (50) positions. For purposes of this Agreement, a position will be considered to be maintained if it is filled by an employee for at least nine (9) out of twelve (12) months during the applicable reporting period and working on average at least 30 hours per week.

5.In accordance with the Grant Agreement and the Reimbursement Agreement, the Average Total Compensation applicable to the positions maintained by Inuvo shall be $90,000 per year.

6.Any failure by Inuvo to satisfy the Position Maintenance Requirement and/or the Average Total Compensation requirement set forth herein will be subject to the reimbursement obligations set forth in Section 5 of the Reimbursement Agreement.

7.Inuvo agrees to execute such additional documentation as the Commission may reasonably require in order to accomplish the purposes of this Agreement. Inuvo will also furnish the Commission with such periodic reports as it may reasonably require pertaining to Inuvo’s compliance with its obligations under this Agreement.

8.Except as expressly set forth in this Amendment, the Grant Agreement and Reimbursement Agreement shall continue in full force and effect in accordance with their original terms. If there is any conflict between this Amendment and the Grant Agreement or the Reimbursement Agreement, the terms of this Amendment will prevail.

9.This Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

10.This Agreement shall be construed, enforced, and governed by the laws of the State of Arkansas.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ARKANSAS ECONOMIC DEVELOPMENT COMMISSION

                    By:_________________________________________
                    Jim Hudson, Executive Vice President & General Counsel

INUVO, INC.

                    By:_________________________________________
                    Print Name:__________________________________
                    Title:________________________________________